UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C. 20549

                                        FORM 8-K

                                     CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):  March 16, 2018


                                   SINO-AMERICAN NET MEDIA CORP
                         --------------------------------------------
                        (Name of Small Business Issuer in its Charter)


Delaware                          To be Applied
-------------------------------- ----------------------------------
(State or other jurisdiction of     (IRS Employer Identification No.)
incorporation or organization)

10423 VALLEY BLVD UNIT B-2 EL MONTE CA             91731
----------------------------------------          ---------
(Address of principal executive offices)     (Postal or Zip Code)

Issuer's telephone number, including area code: 626-807-2198
                                      Fax: 626-279-1271


                        SINO-AMERICAN INVESTMENT HOLDINGS INC
                        ---------------------------------
             (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

      On December 29, 2017, this corporation was dissolved.


                                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



 Date: March  16, 2018

                                          SINO-AMERICAN NET MEDIA CORP
                                          --------------------------
                                            (Registrant)


                                             /s/ Fang Zhong
                                           ----------------
                                           Fang Zhong, President